UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2008

WHITEHALL JEWELERS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52123	20-4864126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 South Wacker Dr., Ste. 2600,
Chicago, IL 60606
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number, including area code: (312) 782-6800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02. Results of Operations and Financial Condition

On May 16, 2008, Whitehall Jewelers Holdings, Inc. issued a press release reporting its financial results for the fourth fiscal quarter and fiscal year ended February 2, 2008. The press release by which these results were announced is furnished herewith as Exhibit 99.1.

Item 9.01. Exhibits.

                  (d) Exhibits

Number	Description of Exhibit

99.1	Press Release dated May 16, 2008 (1)

______________

(1) Furnished herewith

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL JEWELERS HOLDINGS, INC.
(Registrant)

By:	/s/ Robert B. Nachwalter
Robert B. Nachwalter
Senior Vice President and
General Counsel

Date: May 16, 2008